Exhibit 10.4(h)

AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Amendment to Amended and Restated Loan and Security Agreement is entered into as of November 23, 2010 (the “Amendment”), by and between BRIDGE BANK, NATIONAL ASSOCIATION (“Bank”) and SINGULEX, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of May 15, 2007, as amended from time to time, including that certain Loan and Security Modification Agreement dated as of March 11, 2008, that certain Loan and Security Modification Agreement dated as of March 18, 2008, that certain Loan and Security Modification Agreement dated as of May 13, 2008, that certain Consent dated June 26, 2008 by and between Bank and UBS Financial Services Inc., that certain Loan and Security Modification Agreement dated as of July 29, 2009, that certain Amendment to Amended and Restated Loan and Security Agreement dated as of November 30, 2009, that certain Amendment to Amended and Restated Loan and Security Agreement dated as of May 27, 2010, and that certain Amendment to Amended and Restated Loan and Security Agreement dated as of October 8, 2010 (collectively, the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                                      Bank consents to the incurrence of up to $5,000,000 of Indebtedness by Borrower pursuant to the Venture Loan and Security Agreement by and between Borrower and Compass Horizon Funding Company LLC (“Horizon”) dated as of November 24, 2010 on substantially similar terms and on the form of documents as previously provided to Bank (“Horizon Documents”).  Upon Horizon’s execution of a subordination agreement in form and substance satisfactory to Bank, such Indebtedness shall be considered “Subordinated Debt” under the Agreement, and the security interest granted to Horizon pursuant to the Horizon Documents shall be considered a “Permitted Lien” under the Agreement.

2.                                      Borrower acknowledges that there is an existing and uncured Event of Default arising from Borrower’s failure to comply with Section 6.11 for the quarters ended June 30, 2010 and September 30, 2010 (the “Performance Default”).  Upon Borrower’s receipt of $3,000,000 in cash proceeds from Horizon pursuant to the Horizon Documents, Bank shall waive the Performance Default.  Bank does not waive Borrower’s obligations under such section for any event other than the Performance Default, Bank does not waive any other failure by Borrower to perform its Obligations under the Loan Documents.

3.                                      Borrower acknowledges that there is an existing and uncured Event of Default arising from Borrower’s failure to comply with Section 6.7 for the month of September 2010 (the “Covenant Default”).  Borrower has notified Bank that Borrower expects not to comply with Section 6.7 for the month of November 2010 (the “Anticipated Default”).  Subject to the conditions contained herein and performance by Borrower of all of the terms of the Agreement after the date hereof, Bank waives the Covenant Default and the Anticipated Default.  Bank does not waive Borrower’s obligations under such section after the date hereof and as amended hereby, and Bank does not waive any other failure by Borrower to perform its Obligations under the Loan Documents.

4.                                      The number “$1,000,000” set forth in clause (c) of the definition of Permitted Indebtedness in Section 1.1 of the Agreement is hereby replaced with “$1,500,000”.

5.                                      Section 6.7 of the Agreement is amended in its entirety to read as follows, effective as of December 1, 2010:

6.7                            Cash/Accounts.

(a)                                       Borrower shall maintain and shall cause each of its Subsidiaries to maintain its primary non-interest bearing operating account with Bank.  Any accounts maintained outside of Bank shall be subject to an account control agreement in form and substance satisfactory to Bank.  Borrower shall provide Bank five (5) days prior written notice before establishing any account at or with any bank or financial institution other than Bank.

(b)                                      Borrower shall maintain at least fifty percent (50%) of Borrower’s consolidated cash at accounts maintained by Bank at all times.

6.                                      Borrower acknowledges and agrees that no Advances shall be made under Section 2.1(a) of the Agreement until (a) Borrower has complied with Sections 6.11(a) and (b) for the quarter ending December 31, 2010 and (b) Borrower has received at least $3,000,000 in cash proceeds from Horizon.  Borrower further acknowledges and agrees that any Advances made under Section 2.1(a) shall not exceed the Revolving Line in effect as of the date hereof, until such time that (i) Borrower has achieved at least $4,000,000 in trailing three month revenue for two consecutive months, and (ii) Bank has approved such increase to the Revolving, Line in writing, with such approval being made in Bank’s sole discretion. Any Advances made pursuant to Section 2.1(a) of the Agreement shall remain subject to Section 3.2 of the Agreement.

7.                                      Exhibit D to the Agreement is replaced in its entirety with the Exhibit D attached hereto.

8.                                      Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

9.                                      Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

10.                               This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

11.                               As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)                                  this Amendment, duly executed by Borrower;

(b)                                  subordination agreement with Horizon;

(c)                                  copies of the fully executed Horizon Documents;

(d)                                  a default fee equal to $2,500, plus an amount equal to all Bank Expenses incurred through the date of this Amendment; and

(e)                                  such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

SINGULEX, INC.

By:	/s/ Philippe Goix

Title:	President & CEO

BRIDGE BANK, NATIONAL ASSOCIATION

By:	/s/ Michael Lederman

Title:	SVP

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:                                                                                 BRIDGE BANK, NATIONAL ASSOCIATION

FROM:                                                           SINGULEX, INC.

The undersigned authorized officer of Singulex, Inc. hereby certifies that in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement dated May 15, 2007 between Borrower and Bank, as amended from time to time (the “Agreement”), (1) Borrower is in complete compliance for the period ending                             with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof.  Attached herewith are the required documents supporting the above certification, The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements, Compliance Certificate &Deferred Revenue Schedule	Monthly within 30 days	Yes	No
Annual Financial Statements (CPA Audited)	FYE within 180 days	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R & A/P Agings, Borrowing Base Certificate	Monthly within 30 days	Yes	No
A/R Audit	Initial and Annual	Yes	No

Total Cash balances	$
Cash balance with Bank (at least 50% of the above)	$	Yes	No

Financial Covenants	Required	Actual		Complies
				Yes	No
Asset Coverage Ratio (monthly) Performance to Plan (Dec 31, 2010)	1.75:1.00	:1.00
Quarterly Revenue:	at least $3,500,000	$		Yes	No
Quarterly Net Loss:	not to exceed ($1,500,000)	$		Yes	No
Performance to Plan (3/31/11 and beyond)
Quarterly Revenue:	negative deviation not more than		%	Yes	No
20% from approved plan
Quarterly Net Loss:	negative deviation not more than		%	Yes	No
20% from approved plan
Equity Event	at least $5,000,000 by 3/31/2011	$		Yes	No

Comments Regarding Exceptions: See Attached.

BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE	AUTHORIZED SIGNER

Date:
TITLE
	Compliance Status	Yes	No

DATE